UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

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FORM 8‑K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 17, 2014

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ChannelAdvisor Corporation
(Exact name of registrant as specified in its charter)

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Delaware	001-35940	56-2257867
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2701 Aerial Center Parkway
Morrisville, NC 27560
(Address of principal executive offices, including zip code)

(919) 228-4700
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On September 17, 2014, ChannelAdvisor Corporation and certain of its subsidiaries (collectively, the “Company”) and Silicon Valley Bank (the “Lender”) entered into that certain Eleventh Amendment to Loan and Security Agreement (the “Eleventh Amendment”), amending that certain Loan and Security Agreement dated as of December 23, 2009, as amended through July 26, 2012 (filed as Exhibit 10.1 to the Company’s Registration Statement on Form S-1, filed with the Commission on April 11, 2013), as further amended by an Eighth Amendment to Loan and Security Agreement, dated as of June 17, 2013 (filed as Exhibit 10.4 to the Company’s Quarterly Report on Form 10-Q, filed with the Commission on August 7, 2013), as further amended by a Ninth Amendment to Loan and Security Agreement, dated as of July 16, 2013 (filed as Exhibit 10.5 to the Company’s Quarterly Report on Form 10-Q, filed with the Commission on August 7, 2013), and as further amended by a Tenth Amendment to Loan and Security Agreement, dated as of September 13, 2013 (filed as Exhibit 10.3 to the Company’s Quarterly Report on Form 10-Q, filed with the Commission on October 28, 2013) (collectively, the “Loan Agreement”).

The Eleventh Amendment, among other items, (i) increases the Company’s borrowing capacity under the revolving line of credit from $6.0 million to $10.0 million, with a corresponding reduction in the fee for unused capacity from 0.25% to 0.15% per year; (ii) reduces the interest payable under the revolving line from the Lender’s prime rate plus one percent (1%) to the Lender’s prime rate plus one quarter of one percent (0.25%); and (iii) extends the maturity date of the Loan Agreement to September 17, 2016. As of September 23, 2014, there are no amounts outstanding under the revolving line of credit.

The foregoing is a summary description of certain terms of the Eleventh Amendment, is not complete and is qualified in its entirety by reference to the text of the Eleventh Amendment, which will be filed as an exhibit to the Company’s Quarterly Report on Form 10-Q for the quarterly period ending September 30, 2014.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth above in Item 1.01 hereby is incorporated into this Item 2.03 by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHANNELADVISOR CORPORATION

		By:	/s/ John F. Baule
Date:	September 23, 2014		John F. Baule
Chief Financial Officer